UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2011
Date of Report (Date of earliest event reported)

ZORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52550	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 North Campbell Ave. #110, Tucson, Arizona	85719
(Address of principal executive offices)	(Zip Code)

(520) 299-0390
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01        Entry into a Material Definitive Agreement.

Effective March 31, 2011, Zoro Mining Corp., through its subsidiary Sociedad Zoro Chile, Limitada (collectively, the "Company") entered into a binding letter of intent (the "LOI") with Llanos de Caldera, S.A. Cerrada ("LDC"), a privately-held Chilean corporation, whereby LDC can earn an undivided 70% interest in the Company's Escondida precious metals project located near Copiapo, Chile, and following which the Company and LDS will form a joint venture to govern operations at Escondida, as follows:

  Earn-In Requirement. To earn the 70% interest, LDC must commence, pay for and complete qualifying Earn-In Expenditures totaling at least five hundred thousand dollars (US$500,000) within one (1) year of the date of the LOI ("Earn-In Term"). Earn-In Expenditures are defined as all the costs and expenses to complete an initial exploration, drilling, sampling and metallurgical testing program as set forth in the LOI (the "Initial Exploration Program"), and include, in addition, all tax payments and related costs of maintaining the mineral titles to Escondida during the Earn-In Term ("Holding Costs") and payments for overhead expenses. Harold Gardner, a director of the Company and a principal within LDC, shall have oversight responsibility for the Initial Exploration Program, and LDC shall be the operator under the LOI.

  Declaration of Earn-In. At any time prior to or at the end of the Earn-In Term, LDC can elect to give notice in writing to the Company that it has completed the Initial Exploration Program and has successfully incurred the Earn-in Expenditures for Escondida (the "Earn-In"). At such time, to the extent not previously done, LDC shall furnish the Company with copies of all reports, information and data developed during the Initial Exploration Program, and satisfactory evidence of the incurrence and payment of the Earn-In Expenditures, which the Company shall reasonably accept, and LDC shall be deemed to have earned an undivided 70% interest in Escondida. Upon reasonable request from LDC, the Company shall cause the transfer of this 70% interest to LDC, or, alternatively, 100% of the property to the Joint Venture described below.

  Joint Venture and Joint Operating Agreement. At the time that Earn-In is achieved, the parties will form a Joint Venture and finalize and execute a Joint Operating Agreement ("JOA") to govern their interests in Escondida, whereby LDC will be the Operator, and the parties shall fund their respective shares of expenses going forward.

A copy of the Binding Letter of Intent for Participation in the Escondida Project dated March 31, 2011 is attached to this Current Report on Form 8-K as Exhibit 10.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)        Pro Forma Financial Information.

Not applicable.

(c)        Shell Company Transaction.

Not applicable.

(d)        Exhibits.
Exhibit	Exhibit Description
10.1	Binding Letter of Intent for Participation in the Escondida Project dated March 31, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ZORO MINING CORP.
Date: April 5, 2011	By: /s/ Andrew Brodkey Name: Andrew Brodkey Title: President, Chief Executive Officer and a director

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